Exhibit 99.1

News Release

CONTACT:	Sameer Gokhale (Investors) (513) 534-2219 Larry Magnesen (Media) (513) 534-8055	FOR IMMEDIATE RELEASE June 29, 2016

Fifth Third Announces 2016 CCAR Capital Plan

No Objection from Federal Reserve to Company’s Capital Plan

Cincinnati – Fifth Third Bancorp (NASDAQ: FITB) announced today that the Board of Governors of the Federal Reserve System (“the Federal Reserve”) did not object to Fifth Third’s proposed potential capital actions from July 1, 2016 through June 30, 2017 included in its capital plan submitted in April under the Comprehensive Capital Analysis and Review (“CCAR”) process.

In comments related to this announcement, Greg Carmichael, president and CEO of Fifth Third Bancorp, said, “Our 2016 CCAR plan reflects prudent capital management and is consistent with our intent to generally maintain regulatory capital ratios at current levels while achieving a healthy payout ratio. We are also pleased that we received no objection to potential Vantiv related actions. These results are consistent with Fifth Third’s effective credit and capital management policies.”

2016 CCAR Capital Plan

Fifth Third’s capital plan included the following capital actions related to common dividends and share repurchases for the period beginning July 1, 2016 and ending June 30, 2017.

•	The increase in the quarterly common stock dividend to $0.14 in 4Q 2016

•	The repurchase of common shares in an amount up to $660 million, which includes $84 million in repurchases related to share issuances under employee benefit plans

•	The additional ability to repurchase shares in the amount of any after-tax gains from the sale of Vantiv, Inc. (“Vantiv”) stock, if realized.

•	The additional ability to repurchase shares in the amount of any after-tax gains from the sale of any portion of the tax receivable agreement with Vantiv, Inc. (“Vantiv”), if realized.

The Federal Reserve’s non-objection applies only to those actions proposed in Fifth Third’s CCAR submission to be taken from July 1, 2016 through June 30, 2017. Any potential actions that Fifth Third assumed it could take subsequent to June 30, 2017 as part of this CCAR submission would be subject to another CCAR plan submission and non-objection for that subsequent period. Any capital actions, including those contemplated in the above announced actions, are subject to evaluation of Fifth Third’s performance, the state of the economic environment, market conditions, regulatory factors, and other risks and uncertainties and approval by the Board of Directors at any given time. Fifth Third has no current information and makes no representations as to whether, when or in what amounts there may be a) future gains from the sale of Vantiv stock, b) future gains from the sale of any portion of the tax receivable agreement with Vantiv or c) other capital actions or distributions requiring future Board approval, future regulatory developments, or future requisite market conditions.

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio. As of March 31, 2016, the Company had $142 billion in assets and operates 1,241 full-service Banking Centers (including 95 Bank Mart® locations) and 2,556 ATMs in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Pennsylvania, Georgia and North Carolina. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending and Investment Advisors. Fifth Third also has an 18.3% interest in Vantiv Holding, LLC. Fifth Third is among the largest money managers in the Midwest and, as of March 31, 2016, had $303 billion in assets under care, of which it managed $26 billion for individuals, corporations and not-for-profit organizations. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.”

Forward-Looking Statements

This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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